Acquisitions	12 Months Ended
Dec. 31, 2022
Acquisitions
Acquisitions

4.Acquisitions

(i) Acquisition and disposal of FT Synergy

On April 18, 2019, Pintec acquired 100% equity interest of FT Synergy Pty Ltd. (“FT Synergy”) for a purchase price of RMB16,191. FT Synergy owns a wholly owned subsidiary Infrarisk Pty Limited (“Infrarisk”), an Australia-based SaaS company providing systems to lenders for managing the credit risk origination process. The assets acquired and liabilities assumed and operations of Infrarisk prior to the acquisition were not material. On September 27, 2021, the Company entered into an agreement with NCA Development Unit Trust (“NCA”), a trusted company incorporated in Australia held by a third party, under which the Company transferred out 85% of its equity interest in subsidiaries including FT Synergy and Infrarisk, and other VIE subsidiaries (collectively “FT Group”) at the consideration of nil. (the “Deconsolidation”). Upon the completion of this deconsolidation, the FT Group was deconsolidated since September 30, 2021 as the control has transferred to NCA, the Group accounts for the remaining 15% of equity interests of FT Group afterward under long-term investment. The Deconsolidation of FT Group was not a strategic shift and would not have major impact on the Group’s business, therefore it was not qualified as discontinued operation. For the year ended December 31, 2021, net loss of RMB5,498 was recognized for the disposal of FT Group.

(ii) Acquisition of Qilehui

On August 31, 2020, the Group acquired 100% equity interest of Qilehui, a company engaged in corporation credit investigation, which owns a credit investigation license, with a consideration of RMB10,000 prepaid by the Company in 2019. The assets acquired and liabilities assumed and operations of Qilehui prior to the acquisition were not material.